OCEAN BIOMEDICAL

NASDAQ: OCEA

Ocean Biomedical
Company Overview

March 16, 2023

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the expected timing of our IND-enabling studies; the expected timing and success of IND filings for our initial product candidates; expectations regarding the availability and addition of future assets to our pipeline; the frequency and timing of filing additional INDs; the advantages of any of our pipeline assets and platforms; the potential benefits of our product candidates; potential commercial opportunities; the timing of key milestones for our programs; and the future financial condition, results of operations, business strategy and plans, and objectives of management for future strategy and operations, statements about industry trends and other companies in the industry

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the Company that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include recently transitioning to operating as a NASDAQ-listed public company with a limited operating history; our ability to successfully complete our pre-clinical trials and for those trials to produce positive results; our ability to timely file and obtain approval of INDs from the FDA in the future; the timing of the initiation, progress and potential results of our planned preclinical studies and clinical trials and our research programs; our ability to access additional product candidates from research universities and medical centers; the timing or likelihood of regulatory filings and approvals; the commercializing of our product candidates, if approved; our product development and marketing strategy; our ability and the potential to successfully manufacture and supply our product candidates for clinical trials and for commercial use, if approved; future strategic arrangements and/or collaborations and partnerships, and the potential benefits of such arrangements; our assessment that the early observations from our pre-clinical studies are encouraging; the potential for IND-enabling studies and future clinical trial results to differ from initial results or from our preclinical studies; regulatory developments in the United States and other countries; difficulties in managing our growth; our estimates regarding expenses, future revenue, capital requirements and needs for financing and our ability to obtain capital; the sufficiency of our existing and anticipated capital to fund our planned operating expenses; our ability to retain the continued service of our key personnel and to identify, hire and retain additional qualified professionals; the implementation of our business model, strategic plans for our business and product candidates; the scope of protection we are able to establish and maintain for intellectual property rights, product candidates and our pipeline; our ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the pricing, coverage and reimbursement of our product candidates, if approved; developments relating to our competitors and our industry, including competing product candidates and therapies; general economic and market conditions; risks related to the ongoing COVID-19 pandemic and response, including supply chain disruptions; the risk that the Company may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; the risk of product liability or regulatory lawsuits or proceedings relating to the Company's business; the risk of cyber security or foreign exchange losses; the risk that the Company is unable to secure or protect its intellectual property; and those factors discussed in the Company's filings with SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Reports on Form 10-Q, and which are described in the "Risk Factors" section of the Company's definitive proxy statement filed by the Company on January 12, 2023, and other documents to be filed by the Company from time to time with the SEC and which are and will be available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update any forward-looking statements made by us. Readers are cautioned not to put undue reliance on forward-looking statements. These forward-looking statements should not be relied upon as representing the Company's assessments as of any date subsequent to the date of this filing. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Certain information contained in this presentation relates to, or is based upon, our internal estimates and research and from academic and industry research, publications, surveys and studies conducted by third parties, including governmental agencies. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. While we believe that the data we use from third parties are reliable, we have not separately or independently verified this data. Further, while we believe the research by our founding scientists is reliable, such research has not been verified by any third party.

Ocean Biomedical unlocks inventions from top research institutions to continually fuel its growth engine

1. **Innovative business model** bridges the 'bench-to-bedside' gap by accelerating the commercialization of innovative assets contained within research universities and medical centers

2. **Initial core portfolio in oncology, fibrosis, and infectious disease, all based on new target discoveries** enabling first-in-class drug and vaccine candidates – developed through past and on-going grants totaling $123.9 million

3. **$50 million forward purchase agreement plus $75 million stock purchase agreement***

4. **Experienced management team** has demonstrated scientific, clinical and commercial expertise at the highest levels of the biopharma industry

5. **Diversified pipeline** with multiple shots-on-goal across varying indications – built from relationships with leading research institutions

6. **Potential to leverage our core portfolio** into adjacent diseases with similar biological pathways – plus existing and new relationships with research institutions

* More information is available in OCEA's publicly filed 8Ks at www.sec.gov

Management team with deep experience in drug development, pharma strategy, innovation management, finance, and breakthrough science



Elizabeth Ng
CEO, Director

Proven biotechnology strategic leader.

Bioelectric Devices, BioMarin Pharmaceutical, Merck & Co, Gilead Sciences, Strategic Decisions Group.

MBA Stanford, BS MIT.



Dr. Jack A. Elias
Co-Founder, Chair of SAB

Dean Emeritus of Medicine, Brown; Chief of Pulmonary & Critical Care, and Chairman, Department of Medicine, Yale;

Member, National Academy of Medicine, past President, American Association of Physicians;

MD and BA University of Pennsylvania



Dr. Jonathan Kurtis
Co-Founder, Director

Internationally recognized expert in infectious disease; Director, Center for International Health Research

Chair, Dept. of Pathology and Lab Medicine, and Director, MD/PhD program, Brown University

MD, PhD, and BS Brown University



Daniel Behr
EVP of Academic Partnerships

Entrepreneur, venture investor, tech transfer expert

Rediscovery Life Sciences, Access BridgeGap Ventures, Brown, Harvard, Bain & Co.

MBA Harvard, BS Georgia Tech



Dr. Chirinjeev Kathuria
Co-Founder, Executive Chair

Indian-American entrepreneur, investor, physician, and philanthropist

Founded and served as chairman of several publicly traded companies

MBA Stanford, BS and MD Brown University



Gurinder Kalra
CFO

Finance leader with a proven track record

Morgan Stanley, Bear Stearns, Crosslink LLC

MBA Harvard, BS / BA Brown University



Robert Sweeney
Chief Accounting Officer

Accounting and tax professional with focus on M&A and compliance

Ernst & Young, Nokia

University of Southern California

Directors and Scientific Advisors bring a wealth of experiences in corporate governance, science, and clinical development

Directors



Dr. Michelle Berrey

President R&D and CMO, Intercept; past President, CEO, & CMO, Chimerix, and CMO, Pharmasset Inc (GSK); Director at Planned Parenthood Federation of America; SAB at ViiV/GSK; NC Biotech Center Board

Sr. Fellow, ID Medicine, U. of Washington

M.D. College of Georgia, M.P.H., B.A. Emory University



Martin Angle

Deputy Chairman & Senior Independent Director of Spire Healthcare and Gulf Keystone Petroleum,

Executive career at S.G. Warburg & Co, Morgan Stanley, Dresdner Kleinwort, TI Group plc, Terra Firma Capital Partners

B. Sc. University of Warwick



Governor Bill Owens

Director & Chair of Corp. Gov. Committee, Federal Signal Corp.; Board Chair, Credit Bank of Moscow

Former Director at High Point Resources Corp, Key Energy Services, Cloud Peak Energy.

Governor of Colorado, from 1999-2007

M.P.A. University of Texas, B.S. Austin State University



Suren Ajjarapu

25+ years of experience in growing novel technology-based companies

CEO of TRxADE Health, Inc. (Nasdaq: MEDS)

Director of OceanTech Acquisitions I Corp. (Nasdaq: OTECU)



Jerome Ringo

Goodwill Ambassador, Trade and Investment, Pan-African Parliament

Founder and Chairman of Zoetic Global (breakthrough energy technologies for African developing nations

Director, Environmental Defense Fund 2018-2020

Led National Wildlife Federation and Apollo Alliance



Michael Peterson

20 years as an investment banking executive at Goldman Sachs & Merrill Lynch

CEO, Director, or CFO of emerging companies through their IPOs

CEO of 3 public companies and director of 10 public companies

Scientific Advisory Board



Dr. Wafik El-Deiry

Discovered a p53 target gene kinase inhibitor that bears his name: WAF1

Associate Dean for Oncologic Sciences, Brown Medical School

Medical Oncologist, RI Hospital

M.D. and Ph.D. University of Miami



Dr. Erol Fikrig

Developer of the first vaccine against Lyme disease

Section Chief for Infectious Diseases, Yale University School of Medicine

Howard Hughes Medical Institute investigator

M.D. Cornell



Dr. Roy Herbst

Nationally recognized leader in lung cancer

Chief of Medical Oncology, Yale Cancer Center

Chief of Thoracic Medical Oncology, M.D. Anderson Cancer Center

M.D. Cornell, Ph.D. Rockefeller University; fellowship at Dana Farber Cancer Institute



Dr. William H. Koster

SVP Drug Discovery, Bristol Myers Squibb

CEO and Director, Neurogen Corp

Chairman, eXithera, OcuTerra; Director Cadus, Cadent, Elicio

Ph.D. Tufts University

Ocean Biomedical is not 1 company but rather 3 companies in one – plus our business model ensures continual growth

OCEAN BIOMEDICAL

Parent Operating Company

- Sub co. oversight
- Operational efficiency
- Nimble drug development

	Competitive Advantages*	Current Indications & Drug Candidates*	Growth Potential*
Oncology Sub Co.	• Novel biological targets with strong and broad patent positions • Targets are 'master-switches' of disease and thus likely to work for broader patient populations	• NSLC – mAb • NSLC – bi-specific • GBM – bi-specific	Additional lung cancer indications plus other visceral cancers (liver, breast, kidney, pancreas)
Fibrosis Sub Co.		• IPF – small mol. • HBS – small mol.	Other fibrotic diseases (scleroderma, NASH, alcoholic liver disease)
Infectious Disease Sub Co.		• Malaria – vaccines • Malaria - mAb	Other infectious diseases (TB, the next pandemic virus, etc.)

PLUS: Continual growth via new subsidiary companies based on new programs acquired from existing and new relationships with universities, medical centers, and their researchers with whom Ocean is positioned as the 'partner of choice'

*Based on Ocean Biomedical's business plans, market analyses, and data from peer-reviewed and published in-vitro and in-vivo studies

Opportunity: bridge the 'bench-to-bedside' gap by turning biomedical inventions from research institutions into products for unmet needs



OCEAN BIOMEDICAL
Bench
(Lab)
Inventions
IND Enablement
Clinical Development
FDA Approval
Commercial Launch
Bedside
(Market)
Products

26,000/year invention disclosures*

$71B/year research expenditures*

Few cross the gap and reach the market *

Patients with unmet medical needs

Pharma companies with dry pipelines

Driven by the goal of getting drugs to patients;
Working with leading experts to accelerate the development of innovative therapeutics and provide new models for academic partnerships

* AUTM data.

Our business model and strategy are designed to benefit patients and efficiently create value for our stakeholders and partners

Access to innovations from research universities and medical centers…

- Equity in program subsidiaries* (10% to inventors, 10% to institution)
- Participation in ongoing development

Value Advantage:

- Continuous flow of inventions & technologies to fuel our growth

OCEAN BIOMEDICAL

Parent Operating Company

(NASDAQ: OCEA)

Portfolio oversight and operational efficiency for enhanced candidate development

Wholly Owned Subsidiary Companies

- Oncology Company
- Fibrosis Company
- Infectious Disease Company
- …..
- Future Companies

(Licensed from Brown) — Oncology Company, Fibrosis Company

(Licensed from RI Hospital) — Infectious Disease Company

(Licensed from existing & new universities and medical centers) — Future Companies

Portfolio diversification to optimize value creation and to mitigate risk

Optimized commercialization pathways…

- Internal development all the way to market
- Spin-outs / IPOs
- Partnerships with biopharma

Value Advantage:

- Maximize patient benefit and economic value

* Applies to designated future subsidiaries dedicated to specific programs to be in-licensed.

Approach: designed to make Ocean the 'partner of choice' for universities, medical centers and their researchers

Typical Options for Institutions/ Researchers	Challenges	Ocean Differentiation
License to pharma	— Pharma prefers later-stage assets — Economic upside is limited — Upside only if ultimate product is based on licensed IP (It often is not)	✓ Development-stage agnostic ✓ Inventors and their institutions get equity upside via 20% share* ✓ Inventors get to stay involved
Launch a startup	— Requires a dedicated team — Raising funds is difficult — Progressive dilution erodes economics — Time consuming	✓ Avoid hassles of starting a company ✓ Less dilution ✓ Fast
Incubate / Accelerate	— Available at only a few institutions — Often academically focused and will not advance commercial readiness — Slow	✓ Appropriately scaled ✓ Commercially minded ✓ Designed for Efficiency

* Applies to designated future subsidiaries dedicated to specific programs to be in-licensed.

Ocean's initial portfolio addresses high-value and high-impact indications

Our main programs in oncology, fibrosis, and infectious diseases are *all nearing IND application*, are licensed from Brown University and RI Hospital, and have been developed through past and on-going grants totaling $123.9 million.



Oncology

Chi3L1

(Chitinase-3-Like 1)

Innovation:

New master-switch biological target for most visceral cancers

Humanized monoclonal and bi-specific antibodies with promising activity

Lead Indications:

NSCLC (non-small cell lung cancer) – still a major unmet need

GBM (glioblastoma multiforme, commonly known as brain cancer) – no cure available



Fibrosis

Chi1

(Chitinase 1)

Innovation:

Novel target related to that in oncology

A **well-tolerated small molecule** shows promising potential against multiple fibrotic diseases

Lead Indications:

IPF (idiopathic pulmonary fibrosis) – current treatments are sub-optimal

HPS (Hermansky-Pudlak syndrome – a rare orphan disease) – no approved drugs



Infectious Diseases

PfGARP,

PfSEA-1

Innovation:

New targets identified via proprietary discovery platform (**'Whole-Proteome Differential Screening**)

Malaria **vaccine & therapeutics** with potential for robust clinical activity

Lead Indication:

Malaria affects billions of people, is the single biggest killer of children under 5 – current treatments are sub-optimal (including the recently hyped Mosquirix) or losing the battle to resistance.

Ocean's current pipeline presents multiple 'shots on goal'

Pipeline leverages research university/medical center partnerships to bring diverse and innovative candidates through preclinical studies

	Franchise	Candidate	Drug Type	Biological Targets	Indication	Estimated Patient Population	IND Filing Target	Pre-IND	IND Enabling	IND Filed	Phase 1	Phase 2	Phase 3
Innovations from Brown University and RI Hospital	Oncology	OCX-253	mAb	Chi3l1	NSCLC	460K US 595K EU5	H2'23						
		OCX-410	Bispecific mAb	Chi3l1+PD-1	NSCLC		H2'23						
		OCX-909	Bispecific mAb	Chi3l1+CTLA-4	GBM	28K US	H1'24						
	Fibrosis	OCF-203	Small Molecule	Chit1	IPF	160K US 64K EU	H2'23						
					HPS	1.8K U.S.	H2'23						
	Infectious Disease	ODA-570	Vaccine	PfSEA-1 & PfGARP	Malaria Prophylaxis	3.4B at risk WW 200M infected WW149M travel WW	H2'23						
		ODA-611	mAb	PfGARP	Malaria Therapeutic	200M WW	H1'24						
		ODA-579	Small Molecule				H1'24						

Ocean has core expertise/capabilities and leverages external resources

OCEAN BIOMEDICAL

Core operating team skilled at selecting assets and driving them through development

+

External capabilities & capacity to accelerate development of multiple programs

Drug Development Advisors

- Jackie Ernst, Drug Development — PPD, gsk
- Dr. Jeff Tepper, Preclinical Safety — Bayer, Genentech
- Dr. Jane Halpern, Regulatory — NIH, Novavax

Execution Advisory Services

- AliraHealth

Joint Ventures

- TBD

CROs / CMOs

- Lonza
- WuXi AppTec

We use a disciplined criteria-driven process to identify, assess and select new programs and indications – and to continually review existing ones

Science

Scientific Rationale / Model Predictability:

- *Does it make scientific sense?*

Unmet Need:

- *Will it profoundly benefit patients?*

Cross-functional Opportunity Assessment Committee (OAC)

R&D | Marketing | Finance | IP / Legal | BD

Structured screening and portfolio management process and tools

Pre-screening → Evaluation & scoring → Business case generation → Selection → Continuous re-evaluation

Development

Clinical and Regulatory Feasibility:

- *Can we take it through clinical trials?*

Manufacturability:

- *Can we manufacture it?*

Commercial

Market Attractiveness and Access:

- *Can we make money on it?*

Exclusivity:

- *Can we defend it?*

IPOs and private financings reflect strong market interest in programs comparable to Ocean's*

Ocean Biomedical Portfolio

Comparators With Programs in Similar Fields

Oncology - NSCLC and GBM

Plus: ***additional bispecific mAbs with immune checkpoint inhibitors & extension to other cancers***

Arcus Biosciences
(focused on oncology)
Mar 2018 IPO
03/09/23 Market Cap: $1.2B[1]

Fibrosis – IPF and HPS

Plus: **extension to other fibrotic diseases such as scleroderma and NASH**

Pliant Therapeutics
(focused primarily on IPF)
Jan 2020 IPO
03/09/23 Market Cap: $1.6B[1]

Infectious disease - Malaria

Plus: **discovery platform for other infectious diseases**

Vir Biotechnology
(focused on COVID, HIV, HBV, Flu)
Oct 2019 IPO
03/09/23 Market Cap: $3.01B[1]

Ocean is the parent of 3 biotech companies (like these)

[1] Market cap figures as reported by NASDAQ at the close of trading ~5:00pm ET on 03/09/2023

Ocean's valuation is extremely attractive vs. our peer group, particularly considering that Ocean is the parent company of 3 biotech companies


Valuations of peer group companies, in millions at market closing on Thursday, Mar 9, 2023*
$1,150[1]
Ocean Oncology
$500[1]
Ocean Fibrosis
$420[1]
Ocean Inf. Dis.
OCEAN BIOMEDICAL
[1] KPMG Reports
$3,072
VIR
IPO Q219
$1,634
PLIANT
IPO Q120
$1,555
Nuvalent
IPO Q321
$1,283
DICE
IPO Q321
$1,215
ARCELLX
IPO Q122
$1,212
ARCUS
IPO Q118
$637
TYRA
IPO Q321
$451
COMPASS
IPO Q221
$410
TANGO
SPAC Q320
$382
entrada
IPO Q421
$368
Nuvation Bio
SPAC Q320
$340
OMEGA
IPO Q321
$331
THESEUS
IPO Q421
$276
ICOSAVAX
IPO Q321
$196
TENAYA
IPO Q321
$187
Immuneering
IPO Q321
$177
AN2
IPO Q122
$85
Pardes Biosciences
SPAC Q121
$75
IPO Q321

* Market cap as reported by NASDAQ (or NYSE in the case of Nuvation and Arcus) at the close of trading ~4:00pm ET on 03/09/2023

M&A transactions in IPF and oncology highlight Ocean's potential for exceptional value creation

IPF

Transaction	Clinical Stage (at Transaction)	Valuation at Transaction	PTRS-Adjusted Implied Valuation[1]
Roche – Intermune, 2014*	Ph III	$8.3B[R]	$8.3B
Biogen – Stromedix, 2012	Ph II	$563M[R]	$3.3B
Samumed – United, 2018	Ph I	$350M[P]	$2.5B
Roche – Promedior, 2019	Ph II	$1.4B[R]	$8.2B

*Now in the market as Roche's Esbriet – $1B in 2021[4]. The only other approved IPF drug is Boehringer Ingelheim's Ofev - $2.6B in 2021[5]

There is still a need for effective IPF therapies given the side effect profiles of currently available products

Oncology (Kinase Inhibitors)

Transaction	Clinical Stage (at Transaction)	Valuation at Transaction	PTRS-Adjusted Implied Valuation[2]
Lilly – Loxo, 2019	Approved	$8.0B[R]	$8.0B
Celgene – Avila, 2012	Ph I	$925M[C]	$7.7B
Lilly – AurKa, 2018	Ph I	$575M[P]	$4.8B
Roche – Ignyta, 2017[3]	Ph II	$1.7B[R]	$8.5B

Oncology remains a hot-bed of M&A activity.

Five-year survival rates for lung cancer lag well behind other cancers, and the disease exacts a significant burden on society

There is still a dire need for effective NSCLC treatments

[1] Using KPMG IPF small molecule PTRS figures
[2] Using DiMasi average clinical phase transition figures
[3] Includes NSCLC target
[R] Reuters
[P] PR Newswire
[C] Celgene – ir.celgene.com

[4] Roche 2021 Annual Report
[5] Boehringer Ingelheim 2021 Annual Report

Ocean is positioned to deliver outsized returns for our shareholders

- Our **valuation is extremely attractive compared to our peer group** – especially considering that Ocean is the parent company of 3 biotech companies (oncology, fibrosis, infectious diseases).
- Ocean Biomedical has **no legacy preferred shareholders** who often over-inflate valuations.
- Ocean's **multi-asset platform strategy** significantly improves our rate of success vs single-platform companies and provides a continuous stream of value inflection points.
- Our business model is an **engine for continual growth** through preferred access to best-of-breed biomedical innovations from universities and medical research centers.
- Ocean's **optionality in selecting favorable commercialization pathways** ensures maximum value-capture.

The success of similar 'portfolio R&D' approaches supports the potential of Ocean's business model

Comparable Example	Approach[1]	Ocean Business Model Differentiation
bridgebio	• Founded 2015 • Focused primarily on single-gene rare diseases • "Creates a bridge from remarkable advancements in genetic science to patients with unmet needs" • Decentralized subsidiary model, shared central resources	• More broadly diversified portfolio • Not just rare disease focused • More attractive terms for researcher partners • Leadership team with experience in industry, startups, venture capital, and tech transfer
cullinan ONCOLOGY	• Founded by MPM Capital 2016 • Oncology focus • "Develop a portfolio of highly promising 'one-off' assets" • Efficiency in shared services	
BRIDGE MEDICINES BLAVATNIK BIOMEDICAL ACCELERATOR AT HARVARD UNIVERSITY BLAVATNIK Fund for Innovation at Yale	• Purpose: develop select assets from partner institutions up to a certain stage (IND-enabling or IND submission) • Bridge Medicines: Memorial Sloan Kettering Cancer Center, The Rockefeller University, Weill Cornell Medicine • Blavatnik Biomedical Accelerator: Harvard • Blavatnik Fund for Innovation: Yale	• Appropriately scaled and structured to take assets beyond IND • More attractive terms for individual researchers • Partnerships not limited to particular institutions

[1] Based on information published in each comparable entity's website

Sustainable growth strategy is opportunistic with regards to indications, diseases, and therapeutic areas

Expanded

New programs from existing and new relationships with researchers / institutions

- Additional indications, diseases, and therapeutic areas
- Selective process with stringent criteria that allows identification of valuable assets / programs

Adjacent

Current programs allow for indication and therapeutic area expansion

- Additional lung cancer indications
- Other solid tumors

- Other fibrotic diseases beyond pulmonary

- Additional malaria Indications
- Other infectious diseases

Core

Innovative core programs address unmet medical needs and target valuable initial indications

Oncology Co.
- NSCLC mAb
- NSCLC bi-specific
- GBM bi-specific

Fibrosis Co.
- IPF sm. mol.
- HPS sm. mol.

Infect. Disease Co.
- Malaria vaccine
- Malaria mAb



Oncology (NSCLC, GBM)

Non-small cell lung cancer (NSCLC) and glioblastoma multiforme (GBM) have significant unmet needs



Non-small cell lung cancer (NSCLC)

Leading cause of cancer death and second most diagnosed cancer in the US

- Affects approximately 460,000 people in the U.S.
- Accounts for about 85% of new lung cancers
- Early Diagnosis is essential as 40-50% of patients are diagnosed with Stage IV disease
- NSCLC continues to rank among the cancers with the lowest 5-year survival rates

Current treatments not curative

- Primarily treated by surgical resection with curative intent, although chemotherapy has been used increasingly
- Targeted agents and the PD1s have revolutionized treatment, but most patients will still progress, needing new options



Glioblastoma multiforme (GBM)

Lethal type of brain tumor with a single-digit 5-year survival rate

- Affects approximately 28,000 people in the U.S.
- Median survival rate is ~15 months, and 5-year survival is just 8% for those aged 45-54 and 5% for those aged 55-64
- ~25% of GBM patients are not actively treated due to rapid disease progression

Very limited treatment options and no cure

- Treatment usually involves surgery, followed by chemotherapy and radiation
- Very limited treatment options for second-line therapy
- No curative therapies exist for the disease and there have been multiple pipeline failures

Anti-Chi3L1 humanized mAbs are inhibitors of primary and metastatic lung cancer and brain cancer in murine models

Science

Chitinase 3-like-1 (Chi3L1)

Novel target & pathway discovery:

- Dysregulated and plays a critical role in the pathogenesis of primary and metastatic lung cancer.
- Plays a synergistic effect with checkpoint inhibitors such as PD1

Ocean's Innovation

Neutralizing antibodies against Chi3L1 have been developed that are:

- Highly avid
- Specific
- React with mouse, human and monkey Chi3L1 moieties
- Effectively expressed and humanized

Bi-specific antibodies have been developed that target Chi3L1 and PD1

These antibodies have shown promise in animal models as a **treatment of primary and metastatic lung cancer and brain cancer** – as mono-therapies, in combination with checkpoint inhibitors, or in bi-specific modality

Data and Results

Primary lung cancer KRASG12D /p53 mice

Control IgG Untreated | **Anti-Chi3L1** Treated



B16-F10 metastasis WT mouse lung

Control | **Anti-Chi3L1**

2X105 B16 cells

1X105 B16 cells



Effects of monospecific and bispecific antibodies targeting Chi3L1 and/or PD1 on U87 GBM (Glioblastoma Multiforme) cell apoptosis


CHI3L1
ScFV-PD1

Schematic of bispecific antibody targeting Chi3L1 and PD-1


Apoptotic U87 cells (%)
100
80
60
40
20
0
Isotype
PD1
CHI3L1
CHI3L1+PD1
CHI3L1XPD1
**
**
**
**P<0.01
Bispecific Chi3L1+PD1 antibody shows multiplicative effect

Key takeaways about our humanized monoclonal antibody (mAb) therapeutic candidates in oncology

Scientifically Compelling

- **Novel target:** chi3l1 is a master regulator of many visceral tumors regardless of genetic mutations
- **First-in-class:** proprietary mono-specific and bispecific mAbs are first to target chi3l1
- **Efficacy proof of concept:** 85-95% reduction in primary and metastatic tumor burden in multiple animal models
- **Safety data:** no adverse effects in animal models (10mg/kg); chi3l1 knock-out model shows no phenotype; mAbs are generally well-tolerated in humans given their inherent target specificity
- **Chi3L1 is also an excellent biomarker:** serum levels predict severity and prognosis in multiple tumor types

Commercial potential

- **Seeks to address major unmet need** in initial indications for lung and brain cancers
- **Synergistic with other therapeutics:** multiplicative activity shown with immune checkpoint inhibitors in animal models

Opportunity for growth into adjacent cancer indications

- **Potential for expansion to other visceral cancers:** beyond lung and brain to breast, liver, colon and others



Fibrosis (IPF, HPS)

Fibrosis affects most organs and tissues and is a leading cause of morbidity and mortality

Fibrosis

Lung
- Asthma
- IPF
- COPD
- ARDS
- Pulmonary arterial HTN
- Hermansky-Pudlak Syndrome

Liver
- NASH
- Idiopathic portal HTN
- Alcoholic Liver Disease
- Congenital hepatic fibrosis
- HCV/HBV
- Autoimmune hepatitis
- Primary sclerosing cholangitis
- Primary biliary cirrhosis

Eyes
- Dry eye
- Diabetic retinopathy
- Diabetic macular edema
- Glaucoma AMD

Heart
- Congestive heart failure
- Atherosclerosis
- Endomyocardial fibrosis
- Myocardial infarction

Kidney
- FSGS
- igA nephropathy
- Diabetic nephropathy
- Lupus nephritis
- Transplant nephropathy

Skin
- Scleroderma
- Keloids
- Hypertrophic scars
- Eosinophilic fasciitis
- Dermatomyositis

Idiopathic pulmonary fibrosis (IPF) & Hermanksy-Pudlak Syndrome (HPS) have significant unmet needs



Idiopathic pulmonary fibrosis (IPF)

Progressive disease that results in irreversible loss of lung function with high morbidity and mortality rates

- IPF prevalence in the US has been reported to range from 10 to 60 cases per 100,000, while in Europe it ranges from 1.3 to 32.5 cases per 100,000
- Prevalence is much higher in patients >50 and is also higher in males

No disease modifying agents; standard-of-care only slows decline in lung function

- No disease modifying agents available
- Standard-of-care (SoC) therapeutics have significant side-effects, and a high proportion of patients chose not to take the drug therapy



Hermanksy-Pudlak Syndrome (HPS)

Rare, genetic, disease with highest prevalence occurring in Puerto Rico (1 case per 1,800)

- HPS related pulmonary fibrosis occurs early in life (30's-40's) and has a 10-12 year mean survival rate
- Symptoms are severe including highly penetrable pulmonary fibrosis, oculocutaneous albinism (OCA), bleeding due to platelet dysfunction and colitis in some groups of young adults.

No approved therapeutics for HPS related pulmonary fibrosis

- Patients often resort to off-label use of IPF SoC, which has poor side-effects
- Few HPS interventional clinical trials

OCF-203 inhibits Chitinase 1 (Chit1) and demonstrates anti-fibrotic properties in murine models

Science

Chitinase 1 (Chit1)

Novel target & pathway discovery:

Key regulator of tissue damage and remodeling.

- Critical biomarker and therapeutic target in SSc-ILD (Scleroderma-associated interstitial lung disease)
- Plays role in bleomycin- and IL-13 induced pulmonary fibrosis
- Expressed in an exaggerated manner in IPF where it correlates inversely with Smad 7
- Augments TGF-β1-stimulated receptor expression and canonical Smad 2/3 signaling. The TGF-β1 stimulating effects of Chit 1 are mediated by its ability to decrease the expression of Smad 7 which inhibits canonical TGF-β1 signaling and tissue responses

Ocean's Innovation

OCF-203 (Small Molecule X, or SMX) was identified via high throughput screening as a promising Chit 1 inhibitor with potent anti-fibrotic effects in murine models.

- Is a water-soluble antibiotic – but with poor antibiotic performance

OCF-203 has been evaluated in multiple models of pulmonary fibrosis with **impressive reductions in fibrosis** including the Hermansky-Pudlak 'pale ear' mouse model

Data and Results



WT w/o Small Molecule X
WT w/ Small Molecule X
TG w/o Small Molecule X
TG w/ Small Molecule X

Lungs treated with Small Molecule X show reduction in fibrosis (blue area)

Multiple Models of Fibrosis



Collagen (µg/Rt Upper lobe)
1000
800
600
400
200
0
** **
Bleo - + +
SMX - - +

Lung collagen assay by Sircol



Fibronectin /RPL13A
0.005
0.004
0.003
0.002
0.001
0
* *
Col1A1 /RPL13A
0.015
0.01
0.005
0
* **
Col3A1 /RPL13A
0.005
0.004
0.003
0.002
0.001
0
* *
Bleo - + +
SMX - - +

RT-PCR assay of selected extracellular matrix genes on lung lysate

*p<0.05, **p<0.001 by ANOVA evaluation.
Bleo=bleomycin; SMX=small molecule X

Key takeaways about our small molecule therapeutic candidate in fibrosis

Scientifically Compelling

- **Novel target:** chit1 is key regulator of tissue damage and remodeling
- **Potential for disease-modifying activity:** 85-90% reduction in collagen accumulation in 4 pulmonary fibrosis animal models
- **Well-tolerated** based on previous clinical Ph 1 studies and EPA data

Strong commercial potential

- **Seeks to address a major unmet need:** current IPF drugs are not disease modifying and have severe side effects
- **Potential for accelerated development and market access** for HPS through the Orphan Drug Designation regulatory pathway

Opportunity for growth into adjacent fibrotic diseases

- **Potential expansion beyond IPF and HPS:** for example to scleroderma, alcoholic liver disease and NASH



Infectious Diseases (Malaria)

Malaria is a deadly disease with significant unmet therapeutic needs

~3 billion
At risk of infection annually worldwide

200-300 million
Infected annually worldwide

500,000+
Children under age 5 killed annually


Malaria Kills

The Need:

Massive unmet public health need with **no effective prophylactic vaccine**

Despite the recent hype and a $1B grant from Gates, **Mosquirix has serious side effects and shows limited effectiveness**

SoC therapeutics have **potential risk from drug resistant strains** of malaria, posing future risk to global health and the therapeutics treatment landscape

Large traveler and military populations in endemic regions at risk of malaria - continued compliance issues with current prophylactics

The discovery of PfSEA-1 and PfGARP enables a promising new strategy for combating malaria which kills 500,000 children per year

Science

Malaria - Life-threatening disease



b Sporozoites
Plasmodium falciparum life cycle
a Infection
Merozoites
Liver
d
Transmission to mosquito
c Asexual cycle
Gametocytes

- Caused by parasites and transmitted through the bites of infected female Anopheles mosquitoes
- Five parasite species cause malaria in humans, the deadliest of which is Plasmodium falciparum (P. falciparum)
- Malaria caused by **Plasmodium falciparum remains the leading single-agent killer of children**
- **GSK's Mosquirix has limited efficacy and significant safety concerns** (it targets the sporozoites phase). Despite $1B from the Gates Foundation and a recommendation by the WHO, it is reputedly not more effective than mosquito netting

Ocean's Innovation

Whole Proteome Differential Screening



Birth cohort study
Biopanning



Resistant
Susceptible

Identified multiple targets for vaccine candidates

- **PfGBP130- blocks invasion**
- **PfGARP- kills intracellular parasites** (*Nature*)
- **PfSEA1- blocks egress** (*Science*)

Proprietary drug discovery platform for infectious diseases has yielded promising vaccine and therapeutic candidates for malaria

Activating PfGARP Triggers "Killer Switch"

PfGARP is a protein expressed on the surface of erythrocytes (red blood cells) infected by early-to-late-trophozoite-stage malaria parasites

Anti-PfGARP antibodies **bind to the protein and activate programmed cell death**

Vaccinating individuals with PfGARP (to generate anti-PfGARP antibodies) or directly infusing anti-PfGARP monoclonal antibodies, **would protect them against severe malaria**

PfGARP vaccines **could synergize with other vaccines** that target different phases of the parasite life cycle



d
Infected red blood cell
Parasite nucleus
PfGARP on surface of red blood cell

Mouse antibodies to PfGARP kill three different strains of *P. falciparum* by 94–99%.



No Serum
Pre-Immune
Anti-PfGARP
Ring stage infected RBCs (%)
P < 0.001
P < 0.001
P < 0.001
0
2
4
6
8
3D7
Dd2
D10
Parasite Strain

Monoclonal anti-PfGARP kills *P. falciparum*



Ring stage infected RBCs (%)
P < 0.001
0
2
4
6
8
No IgG
Normal Mouse IgG
mAb 7857
mAb 7899

Recombinant protein immunization of non-human primates with PfGARP



Control (n=5)
PfGARP (n=4)
Parasitemia (%)
0
2
4
6
8
10
12
14
3
4
5
6
7
8
9
10
11
12
13
Days Post Infection

mRNA based immunization of non-human primates with PfGARP



Control (n=4)
PfGARP (n=5)
Parasitemia (%)
0
2
4
6
8
10
3
5
7
9
11
13
15
17
Days Post Infection

Key takeaways about our vaccine and therapeutic candidates for malaria – and about our infectious disease target discovery platform

Scientifically Compelling

- **Novel targets:** PfGARP and PfSEA-1 are critical for parasite survival
- **Proof of Concept:** 100% killing of malaria parasites in in-vitro assays; >90% killing of malaria parasites in mRNA-based immunization of non-human primates
- **Potentially well-tolerated:** targets have no homology to any human proteins; mRNA vaccine delivery platform is same one used by Pfizer/BioNTech for COVID-19 vaccines

Strong commercial potential

- **Seeks to address major unmet need:** parasites have developed resistance against standard of care drugs; other therapies leave unmet need
- **Seeks to address underserved markets** in public, private and traveler segments

Opportunity for growth into other infectious diseases

- **Our drug target discovery platform** has potential to discover targets against other infectious diseases such as tuberculosis or the next pandemic virus

Executive Summary

Accessing innovations, developing them into high-value, clinical assets, and unleashing their value

Sourcing best-of-breed academic innovations to develop first-in-class biopharma products

- **Advantaged access to university & medical center inventions –** maximizing their economic upside & involvement
- **'Drinking from a fire hose' opportunity pipeline –** continuously fuels Ocean's portfolio growth and diversification
- **Bridging the bench-to-bedside gap *AT SCALE* –** through Ocean's efficient operations and financial strength

Near-term outsized value creation potential from initial mAb, small molecule, and vaccine candidates

- **Addressing multiple, multi-billion $$ unmet needs -** in cancer, fibrosis, and infectious disease
- **Based on new, master-switch biological targets & first-in-class candidates –** discovered by our founders
- **De-risked and validated through $123.9 million in non-dilutive grant funding -** past and on-going
- **Clear paths to value inflection points –** high-potential candidates nearing IND submission
- **Market cap is poised to grow –** based on strength of Ocean's portfolio and business vs recent comparable IPOs

Disciplined asset-centric operation ensures optionality to maximize value creation and capture

- **Objective, stage-gated portfolio management –** ensures Ocean's focus is on assets with the highest potential
- **Many shots on goal –** through a variety of product candidates for core & adjacent therapeutic indications
- **Multiple value-capture mechanisms –** spinoffs, partnerships with pharma, in-house market launch
- **Expansive growth pathways –** continual access to more assets from existing and new academic partners

Thank you

